UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2015

ARCHROCK, INC.*

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16666 Northchase Drive

Houston, Texas 77060

(Address of Principal Executive Offices) (Zip Code)

(281) 836-8000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* The registrant was formerly named Exterran Holdings, Inc. Effective as of November 3, 2015, the registrant changed its name to Archrock, Inc.

Item 8.01.                                        Other Events.

Redemption of 7.25% Senior Notes due 2018

On December 4, 2015 (the “Redemption Date”), Archrock, Inc. (the “Company”) completed its previously-announced redemption of $350,000,000 outstanding principal amount of its 7.25% senior notes due 2018 (the “Redeemed Notes”) using borrowings under the Company’s revolving credit agreement and cash on hand. The Redeemed Notes were redeemed at a redemption price equal to 101.813% of the principal amount thereof, plus accrued and unpaid interest to, but not including, the Redemption Date.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

/s/ David S. Miller
David S. Miller
Senior Vice President and Chief Financial Officer

Date: December 4, 2015

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